UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 12, 2002


                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

       000-18122                                         87-0454148
       ----------                                        ------------
(Commission File Number)                    (IRS Employer Identification Number)


                           4860 Robb Street, Suite 101
                        Wheat Ridge, Colorado 80033-2163
                        --------------------------------
           (Address of principal executive offices including zip code)

                                 (303) 421-4063
                                 --------------
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements And Exhibits.
         ---------------------------------

     (c) Exhibit 99.1 - Certification of Chief Executive Officer and Chief Financial Officer

Item 9.  Regulation FD Disclosure.
         ------------------------

     On August 12, 2002, Randall P. Marx and Monty R. Lamirato, the Chief Executive Officer and Chief Financial Officer, respectively, of ARC Wireless Solutions, Inc. (the "Company"), submitted to the Securities and Exchange Commission a certification regarding the Company's Quarterly Report on Form 10-QSB concerning the quarter ended June 30, 2002. The certification was submitted pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this Current Report on Form 8-K as Exhibit 99.1.

     In accordance with General instruction B.2. of Form 8-K, the information in this Report (including the attached exhibit) shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Report does not constitute a determination of whether any information included in or attached to this Report is material.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ARC WIRELESS SOLUTIONS, INC.


Date:    August 12, 2002         By:  /s/ Randall P. Marx
                                    --------------------------------------------
                                      Randall P. Marx, Chief Executive Officer